Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 15, 2023 (this “Amendment”), is entered into by and among RINGCENTRAL, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”), the L/C Issuers party hereto and the New Revolving Credit Lender (as defined below).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement entered into as of February 14, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto, the Administrative Agent and the Collateral Agent, certain Lenders (each, an “Existing Revolving Credit Lender”) have provided the Initial Revolving Credit Commitments to the Borrower;
WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested an increase in the Initial Revolving Credit Commitments in an aggregate principal amount of $25,000,000;
WHEREAS, the Person identified as the “New Revolving Credit Lender” on Schedule I hereto (the “New Revolving Credit Lender”) is willing to provide the Revolving Credit Commitment Increase (as defined below) on the terms and subject to the conditions set forth herein and in the Credit Agreement;
WHEREAS, the Borrower, the Administrative Agent, the L/C Issuers party hereto and the New Revolving Credit Lender desire to amend the Credit Agreement to provide for the First Amendment Revolving Credit Commitment Increase;
WHEREAS, this Amendment constitutes an Incremental Facility Amendment under Section 2.14(d) of the Credit Agreement; and
WHEREAS, BofA Securities, Inc. has been appointed to act as sole lead arranger and sole bookrunner (in such capacities, the “Arranger”) with respect to this Amendment.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Rules of Interpretation. Capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.First Amendment Revolving Credit Commitment Increase.
(a)The New Revolving Credit Lender hereby commits to provide to the Borrower a Revolving Credit Commitment Increase on the Amendment Effective Date (as defined below) in a principal amount equal to the amount set forth opposite the New Revolving Credit Lender’s name under the heading “First Amendment Revolving Credit Commitment Increase” on Schedule I hereto (the “First Amendment Revolving Credit Commitment Increase”) on the terms and subject to the conditions set forth herein and in the Credit Agreement.
(b)Effective as of the Amendment Effective Date, (i) the First Amendment Revolving Credit Commitment Increase shall be deemed, for all purposes under the Credit Agreement and the Loan Documents, an Initial Revolving Credit Commitment and (ii) each Revolving Credit Loan made thereunder shall be deemed, for all purposes under the Credit Agreement and the Loan Documents, an Initial Revolving Credit Loan. The New Revolving Credit Lender acknowledges and agrees that, as of and on the Amendment Effective Date, it shall become a “Lender”, a “Revolving Credit Lender” and an “Initial Revolving Credit Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder. For the avoidance of doubt, the First Amendment Revolving Credit Commitment Increase shall have the same terms as the Initial Revolving Credit Commitments outstanding prior to the Amendment Effective Date.
(c)Effective as of the Amendment Effective Date, pursuant to 2.14(e) of the Credit Agreement:
(i)each Existing Revolving Credit Lender will automatically and without further act be deemed to have assigned to the New Revolving Credit Lender, and the New Revolving Credit Lender will automatically and without further act be deemed to have assumed, a portion of such Existing Revolving Credit Lender’s participations in outstanding Letters of Credit (if any) such that, after giving effect to each such deemed assignment and assumption of participations, the aggregate outstanding participations in Letters of Credit under the Initial Revolving Credit Facility shall be held by the Existing Revolving Credit Lenders and the New Revolving Credit Lender ratably in accordance with their respective Initial Revolving Credit Commitments after giving effect to the First Amendment Revolving Credit Commitment Increase; and
(ii)each Existing Revolving Credit Lender shall assign to the New Revolving Credit Lender, and the New Revolving Credit Lender shall purchase from each Existing Revolving Credit Lender, at par, such amounts of the Initial Revolving Credit Loans outstanding on the Amendment Effective Date (if any) as the Administrative Agent may require such that each Initial Revolving Credit Lender holds its Applicable Percentage of all outstanding Initial Revolving Credit Loans immediately after giving effect to all such assignments.
It is understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained in Credit Agreement shall not apply to the transactions effected pursuant to this Section 2(c).
(d)Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i)Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions therein in alphabetical order:
“First Amendment” means the First Amendment to Credit Agreement, dated as of August 15, 2023, among the Borrower, the other Loan Parties party thereto, the Administrative Agent, the L/C Issuers party thereto and the New Revolving Credit Lender (as defined therein).
“First Amendment Effective Date” means the date on which the conditions specified in Section 3 of the First Amendment were satisfied (or waived in accordance with the terms thereof), which date is August 15, 2023.
(ii)The last sentence in the definition of “Initial Revolving Credit Commitment” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following: “The aggregate Initial Revolving Credit Commitments of all Revolving Credit Lenders shall be $225,000,000 on the First Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”
SECTION 3.Conditions Precedent to the Effectiveness of the Amendment. This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the following conditions precedent shall have been satisfied or waived in accordance with Section 10.01 of the Credit Agreement:
(a)The Administrative Agent shall have received:
(i)a counterpart of this Amendment signed on behalf of the Borrower, each other Loan Party party hereto, each L/C Issuer party hereto and the New Revolving Credit Lender;
(ii)a Note executed by the Borrower in favor of the New Revolving Credit Lender requesting a Note;
(iii)in respect of each Loan Party, a customary certificate, dated the Amendment Effective Date and executed by the secretary, assistant secretary or other Responsible Officer of such Loan Party, attaching and certifying (A) a copy of each Organization Document of such Loan Party, which shall, to the extent applicable, be certified as of the Amendment Effective Date or a recent date prior thereto by the appropriate Governmental Authority, (B) resolutions of the board of directors or equivalent governing body of such Loan Party approving and authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereby, (C) a good standing certificate from the applicable Governmental Authority of such Loan Party’s jurisdiction of organization, dated the Amendment Effective Date or a recent date prior thereto and (D) signatures and incumbencies of the officers of such Loan Party executing the Loan Documents to which such Loan Party is a party, all in form and substance reasonably satisfactory to the Administrative Agent;
(iv)a certificate, dated the Amendment Effective Date and executed by a Responsible Officer of the Borrower, certifying that as of the Amendment Effective Date, after giving effect to this Amendment and the transactions contemplated hereby, (A) no Default has occurred and is continuing and (B) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects (or, with respect to any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, in all respects);

(v)a solvency certificate in the form attached as Exhibit M to the Credit Agreement; and
(vi)a customary legal opinion, dated the Amendment Effective Date and addressed to the Administrative Agent and the New Revolving Credit Lender, from Wilson Sonsini Goodrich & Rosati, P.C., special counsel to the Loan Parties;
(b)the Borrower shall have paid to the Arranger, the Administrative Agent and the New Revolving Credit Lender all fees, expenses and other amounts due and payable on or prior to the Amendment Effective Date pursuant to the Loan Documents or separate agreements entered into by the Borrower and the Arranger or the Administrative Agent (in the case of expenses and other amounts, solely to the extent invoiced at least one (1) Business Day prior to the Amendment Effective Date); and
(c)the Administrative Agent and the New Revolving Credit Lender shall have received, at least five Business Days prior to the Amendment Effective Date, (i) the documentation and other information reasonably requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA PATRIOT Act, and (ii) with respect to any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification, in each case to the extent requested at least five Business Days prior to the Amendment Effective Date.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 4.Revolving Credit Commitment Increase Request. The Borrower’s execution and delivery of this Amendment to the Administrative Agent shall constitute notice to the Administrative Agent by the Borrower requesting the First Amendment Revolving Credit Commitment Increase pursuant to Section 2.14(a) of the Credit Agreement and, for the avoidance of doubt, shall satisfy such notice requirement set forth in Section 2.14(a) of the Credit Agreement. The Administrative Agent’s notification of the Amendment Effective Date pursuant to the last paragraph of Section 3 shall satisfy the Administrative Agent’s notice requirement set forth in Section 2.14(a) of the Credit Agreement.
SECTION 5.Representations and Warranties. On and as of the Amendment Effective Date, the Borrower hereby represents and warrants that this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law).
SECTION 6.Effects on the Credit Agreement and the Loan Documents
(a)As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby.
(b)Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the L/C Issuers, the Administrative Agent or the Collateral Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any other Loan Document, all of which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
(e)This Amendment is a Loan Document.
SECTION 7.Reaffirmation. The Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Collateral Documents and the Guaranty are, and shall remain, in full force and effect immediately after giving effect to this Amendment.
SECTION 8.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
SECTION 9.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 10.Governing Law, Jurisdiction, Service of Process, Waiver of Right to Trial by Jury. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. The provisions of Sections 10.14(b) and Section 10.15 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 11.Binding Effect. This Amendment shall become effective in accordance with Section 3 and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
SECTION 12.Electronic Execution. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each party hereto agrees that any Electronic Signature on or associated with this Amendment shall be valid and binding on such Person to the same extent as a manual, original signature, and will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered.
SECTION 13.Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, as of the date first written above.

RINGCENTRAL, INC.
By:      /s/ Sonalee Parekh ___________________
Name: Sonalee Parekh
Title: Chief Financial Officer
RINGCENTRAL IP HOLDINGS, INC.
By:      /s/ Tarun Arora______________________
Name: Tarun Arora
Title: Treasurer and Chief Financial Officer
RINGCENTRAL INTERNATIONAL, INC.
By:      /s/ Tarun Arora______________________
Name: Tarun Arora
Title: Treasurer and Chief Financial Officer
RINGCENTRAL HOLDINGS I, INC.
By:      /s/ Tarun Arora______________________
Name: Tarun Arora
Title: Treasurer and Chief Financial Officer

[RingCentral – First Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent and an L/C Issuer

By:    _/s/ Carolen Alfonso_____
Name: Carolen Alfonso
Title: Assistant Vice President

[RingCentral – First Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as an L/C Issuer

By:    _/s/ Lindsay Sames_________
Name: Lindsay Sames
Title: Vice President

[RingCentral – First Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as an L/C Issuer

By:    _/s/ Richard Ong Pho__
Name: Richard Ong Pho
Title: Executive Director

[RingCentral – First Amendment to Credit Agreement]

WELLS FARGO BANK, N.A., as an L/C Issuer

By:    _/s/ Henry L. Li ________
Name: Henry L. Li
Title: Director

[RingCentral – First Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as the New Revolving Credit Lender

By:    _/s/ Brian Seipke ________
Name: Brian Seipke
Title: Senior Vice President
[RingCentral – First Amendment to Credit Agreement]

Schedule I

New Revolving Credit Lender	First Amendment Revolving Credit Commitment Increase
U.S. BANK NATIONAL ASSOCIATION	$25,000,000.00
TOTAL:	$25,000,000.00